UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21734

PIMCO Global StocksPLUS® & Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna 1633 Broadway, New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2015

Date of reporting period:	June 30, 2014

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

June 30, 2014 (unaudited)

Principal Amount (000s)		Value*
MORTGAGE-BACKED SECURITIES - 63.3%
$3,597	Banc of America Alternative Loan Trust, 16.606%, 9/25/35, CMO (b)(j)(m)	$4,470,628
	Banc of America Funding Corp., CMO (m),
191	0.373%, 7/20/36	181,283
1,239	2.622%, 3/20/36	1,147,991
753	2.70%, 12/20/34	633,744
440	5.846%, 1/25/37	359,251
2,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.568%, 3/11/41, CMO (a)(d)(m)	2,007,964
6	Banc of America Mortgage Trust, 6.00%, 7/25/46, CMO	5,404
756	BCAP LLC Trust, 6.25%, 11/26/36, CMO (a)(d)	786,704
3,000	BCRR Trust, 5.858%, 7/17/40, CMO (a)(d)(j)(m)	3,316,221
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (m),
576	2.628%, 7/25/36	483,827
341	2.684%, 3/25/35	334,783
836	2.771%, 2/25/34	829,158
	Bear Stearns ALT-A Trust, CMO (m),
499	2.466%, 4/25/35	438,345
193	2.562%, 11/25/35	151,604
302	2.79%, 9/25/35	266,102
	Bear Stearns Commercial Mortgage Securities Trust, CMO (m),
1,000	5.694%, 6/11/50 (j)	1,113,894
1,000	5.895%, 2/11/41 (a)(d)	1,039,673
	Bear Stearns Structured Products, Inc. Trust, CMO (m),
1,486	2.096%, 1/26/36	1,244,088
496	2.488%, 12/26/46	348,770
994	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39, CMO (a)(d)	649,284
€2,422	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.419%, 11/13/47, CMO (m)	3,092,737
£2,178	Celtic Residential Irish Mortgage Securitisation No. 11 PLC, 0.818%, 12/14/48, CMO (m)	3,439,310
$599	Charlotte Gateway Village LLC, 6.41%, 12/1/16, CMO (a)(b)(d)(g)(k) (acquisition cost - $634,981; purchased 1/9/06)	638,057
	Chevy Chase Funding LLC Mortgage-Backed Certificates, CMO (a)(d)(m),
256	0.452%, 8/25/35	235,755
17	0.492%, 10/25/34	14,818
900	Citigroup Mortgage Loan Trust, Inc., 2.749%, 3/25/37, CMO (m)	681,409
	Commercial Mortgage Trust (m),
77,000	0.203%, 10/10/46, IO (a)(d)	972,202
9,048	2.087%, 8/15/45, IO (j)	971,032
760	6.079%, 7/10/46, CMO (a)(d)	841,695
	Countrywide Alternative Loan Trust, CMO,
1,401	0.363%, 5/20/46 (m)	1,052,836
207	0.392%, 12/25/46 (m)	125,918
1,615	0.482%, 10/25/35 (j)(m)	1,362,112
2,940	0.502%, 5/25/36 (m)	1,819,556
415	2.664%, 2/25/37 (m)	371,152
379	5.265%, 10/25/35 (m)	317,375
948	5.50%, 8/25/34	949,653
49	5.50%, 2/25/36	43,681
896	5.50%, 3/25/36	737,429
1,069	6.00%, 5/25/37	901,555
138	6.25%, 9/25/34	140,079
2,064	6.998%, 7/25/36, IO (m)	589,684
2,028	19.382%, 7/25/35 (b)(m)	2,787,049
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
311	0.392%, 3/25/36 (m)	266,864
1,977	0.472%, 3/25/35 (j)(m)	1,791,299
213	0.542%, 2/25/35 (m)	163,812
247	2.411%, 10/20/35 (m)	197,006
2,551	2.417%, 2/20/36 (m)	953,666
423	2.521%, 10/20/35 (m)	379,252
506	2.747%, 8/25/34 (m)	473,358
546	2.875%, 3/25/37 (m)	407,231
932	5.02%, 10/20/35 (m)	791,575
73	5.50%, 8/25/35	69,109
2,600	Credit Suisse First Boston Mortgage Securities Corp., 5.745%, 12/15/36, CMO (a)(d)(m)	2,595,501
	Credit Suisse Mortgage Capital Certificates, CMO,
900	5.467%, 9/16/39 (a)(d)(m)	968,885
378	6.00%, 11/25/36	392,002
2,000	6.175%, 2/15/41 (j)(m)	2,243,259
743	First Horizon Alternative Mortgage Securities Trust, 2.195%, 11/25/36, CMO (m)	570,159
1,616	First Horizon Mortgage Pass-Through Trust, 2.545%, 1/25/37, CMO (m)	1,416,044
1,000	GE Capital Commercial Mortgage Corp., 5.377%, 5/10/43, CMO (m)	1,022,070
169	GMACM Mortgage Loan Trust, 3.277%, 6/25/34, CMO (m)	163,493
730	GS Mortgage Securities Trust, 6.169%, 8/10/43, CMO (a)(d)(m)	803,326
	GSR Mortgage Loan Trust, CMO,

298	2.634%, 5/25/35 (m)	272,565
232	2.657%, 9/25/35 (m)	234,317
521	2.772%, 4/25/35 (m)	511,828
189	5.50%, 6/25/36	176,853
	Harborview Mortgage Loan Trust, CMO (m),
39	0.455%, 4/19/34	36,891
171	2.205%, 11/19/34	140,400
75	2.686%, 2/25/36	60,562
44	4.882%, 8/19/36	40,431
720	4.901%, 6/19/36	511,481
720	HSI Asset Loan Obligation Trust, 2.652%, 1/25/37, CMO (m)	588,549
2	Impac CMB Trust, 0.79%, 10/25/33, CMO (m)	1,847
	IndyMac Index Mortgage Loan Trust, CMO (m),
2,289	0.422%, 6/25/37	1,139,376
68	0.432%, 3/25/35	61,193
925	2.32%, 6/25/37	610,777
76,047	JPMBB Commercial Mortgage Securities Trust, 0.324%, 11/15/45, IO (j)(m)	1,665,391
1,500	JPMorgan Chase Commercial Mortgage Securities Corp., 5.746%, 5/15/41, CMO (a)(d)(m)	1,526,014
	JPMorgan Mortgage Trust, CMO,
1,583	2.615%, 4/25/37 (m)	1,279,363
467	2.745%, 5/25/36 (m)	421,041
126	5.50%, 1/25/36	120,442
110	5.50%, 6/25/37	108,537
	Luminent Mortgage Trust, CMO (m),
1,132	0.322%, 12/25/36	892,007
1,075	0.352%, 10/25/46	940,729
	MASTR Adjustable Rate Mortgages Trust, CMO (m),
1,264	2.615%, 11/25/35 (a)(d)	933,909
343	3.126%, 10/25/34	316,268
351	Merrill Lynch Alternative Note Asset Trust, 0.222%, 1/25/37, CMO (m)	166,160
197	Merrill Lynch Mortgage Investors Trust, 1.572%, 10/25/35, CMO (m)	194,980
984	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%, 8/12/48, CMO (j)	1,062,551
	Morgan Stanley Capital I, Inc., CMO,
100	5.379%, 8/13/42 (a)(d)(m)	94,051
1,415	5.569%, 12/15/44 (j)	1,543,388
443	Morgan Stanley Re-Remic Trust, zero coupon, 7/17/56, CMO, PO (a)(d)	440,890
416	Opteum Mortgage Acceptance Corp., 0.422%, 7/25/36, CMO (m)	293,759
10,735	Prime Mortgage Trust, 6.398%, 11/25/36, CMO, IO (m)	1,502,256
191	Provident Funding Mortgage Loan Trust, 2.487%, 10/25/35, CMO (m)	192,022
3,000	RBSCF Trust, 6.068%, 2/17/51, CMO (a)(d)(j)(m)	3,027,712
2,560	RBSSP Resecuritization Trust, 5.00%, 9/26/36, CMO (a)(d)	1,446,271
	Residential Accredit Loans, Inc., CMO,
513	3.094%, 12/26/34 (m)	419,595
1,356	3.732%, 1/25/36 (m)	1,121,558
734	6.00%, 9/25/35	597,727
550	6.00%, 8/25/36	443,265
156	Residential Asset Mortgage Products, Inc., 7.50%, 12/25/31, CMO	161,298
500	Salomon Brothers Mortgage Securities VII, Inc., 8.20%, 7/18/33 (m)	505,759
	Structured Adjustable Rate Mortgage Loan Trust, CMO (m),
3,410	1.523%, 5/25/35 (j)	2,457,877
477	2.67%, 9/25/36	306,564
148	2.672%, 9/25/35	128,412
777	4.665%, 4/25/36	615,529
522	4.756%, 11/25/36	468,997
661	5.052%, 1/25/36	512,586
	Structured Asset Mortgage Investments II Trust, CMO (m),
600	0.382%, 2/25/36	493,652
507	0.432%, 2/25/36	408,786
255	Suntrust Adjustable Rate Mortgage Loan Trust, 2.69%, 1/25/37, CMO (m)	245,745
	Wachovia Bank Commercial Mortgage Trust, CMO,
259	4.982%, 2/15/35 (a)(d)	259,148
1,500	5.593%, 1/15/41 (a)(d)(m)	1,567,228
2,500	6.14%, 2/15/51 (j)(m)	2,789,575
1,000	WaMu Commercial Mortgage Securities Trust, 5.848%, 3/23/45, CMO (a)(d)(j)(m)	1,061,141
	WaMu Mortgage Pass-Through Certificates, CMO (m),
187	0.442%, 7/25/45	178,447
177	0.853%, 1/25/47	166,018
819	2.239%, 12/25/36	762,685
666	2.38%, 2/25/37	595,094
265	4.587%, 4/25/37	12,776
242	4.689%, 7/25/37	226,334
2,219	Washington Mutual Mortgage Pass-Through Certificates, 0.893%, 4/25/47, CMO (m)	454,008
698	Wells Fargo Mortgage-Backed Securities Trust, 6.00%, 3/25/37, CMO	686,246
	WF-RBS Commercial Mortgage Trust, CMO, IO (m),
30,000	0.51%, 12/15/46	875,415
9,573	2.176%, 11/15/44 (a)(d)(j)	933,341
Total Mortgage-Backed Securities (cost-$75,822,891)		99,571,340

CORPORATE BONDS & NOTES - 45.1%
Airlines - 2.6%
1,609	Intrepid Aviation Group Holdings LLC, 6.875%, 2/15/19 (a)(d)	1,701,517
	United Air Lines Pass-Through Trust (j),
1,731	6.636%, 1/2/24	1,912,278
394	10.40%, 5/1/18	447,618
		4,061,413
Auto Components - 0.1%
200	Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (a)(d)(j)	218,500

Banking - 8.6%
£100	Barclays Bank PLC, 14.00%, 6/15/19 (h)(j)	234,291
€150	BPCE S.A., 9.25%, 4/22/15 (h)	215,696
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (j),
1,000	6.875%, 3/19/20	1,653,211
$1,135	11.00%, 6/30/19 (a)(d)(h)	1,526,791
£200	Credit Agricole S.A., 8.125%, 10/26/19 (h)(j)	395,761
$1,100	Credit Suisse AG, 6.50%, 8/8/23 (a)(d)(j)	1,223,750
2,800	Discover Bank, 7.00%, 4/15/20 (j)	3,366,818
£500	LBG Capital No. 1 PLC, 7.588%, 5/12/20	902,335
800	LBG Capital No. 2 PLC, 15.00%, 12/21/19	1,992,069
$2,000	Regions Financial Corp., 7.75%, 11/10/14 (j)	2,050,188
		13,560,910
Building Materials - 0.0%
470	Corporacion GEO S.A.B. de C.V., 9.25%, 6/30/20 (a)(d)(f)	58,750

Capital Markets - 2.7%
4,178	Blackstone CQP Holdco LP, 2.324%, 3/18/19 (a)(b)(d)(k) (acquisition cost - $4,122,000; purchased 3/18/14 - 6/25/14)	4,219,518

Chemicals - 0.4%
600	Ineos Finance PLC, 7.50%, 5/1/20 (a)(d)(j)	655,500

Coal - 0.9%
800	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a)(d)(j)	780,000
	Mongolian Mining Corp.,
200	8.875%, 3/29/17 (a)(d)	131,000
700	8.875%, 3/29/17	458,500
35	Westmoreland Coal Co., 10.75%, 2/1/18 (a)(d)	37,669
		1,407,169
Commercial Services - 1.1%
4	ADT Corp., 4.875%, 7/15/42	3,355
1,500	PHH Corp., 9.25%, 3/1/16 (j)	1,687,500
		1,690,855
Diversified Financial Services - 9.9%
1,000	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(d)(j)	865,000
2,700	C10 Capital SPV Ltd., 6.722%, 12/29/49 (j)	2,686,500
500	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(d)(j)	557,252
900	Exeter Finance Corp., 9.75%, 5/20/19 (a)(b)(d)(e)(g)(k) (acquisition cost - $882,000; purchased 5/15/14)	900,000
3,850	Ford Motor Credit Co. LLC, 8.00%, 12/15/16 (j)	4,476,961
1,000	HSBC Finance Corp., 6.676%, 1/15/21 (j)	1,197,057
800	Jefferies LoanCore LLC, 6.875%, 6/1/20 (a)(d)(j)	812,000
	Navient Corp. (j),
1,000	8.00%, 3/25/20	1,158,750
1,250	8.45%, 6/15/18	1,480,469
	Springleaf Finance Corp. (j),
900	6.50%, 9/15/17	981,000
200	6.90%, 12/15/17	222,500
1,284	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (MBIA) (a)(b)(d)(k) (acquisition cost - $210,306; purchased 11/20/12)	254,794
		15,592,283
Electric Utilities - 0.8%
	Illinois Power Generating Co. (j),
480	6.30%, 4/1/20	475,800
800	7.95%, 6/1/32	820,000
		1,295,800
Engineering & Construction - 1.8%
600	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a)(d)	576,000

2,205	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (j)	2,189,890
		2,765,890
Food & Beverage - 0.3%
341	Carolina Beverage Group LLC, 10.625%, 8/1/18 (a)(d)(j)	369,132
90	Diamond Foods, Inc., 7.00%, 3/15/19 (a)(d)	94,500
		463,632
Household Products/Wares - 0.1%
100	Armored Autogroup, Inc., 9.25%, 11/1/18	105,750

Insurance - 3.9%
4,565	American International Group, Inc., 5.60%, 10/18/16 (j)	5,021,057
1,100	Pinnacol Assurance, 8.625%, 6/25/34 (a)(b)(g)(k) (acquisition cost - $1,100,000; purchased 6/23/14)	1,111,385
		6,132,442
Lodging - 2.1%
	Caesars Entertainment Operating Co., Inc.,
3,667	8.50%, 2/15/20 (j)	3,116,950
183	9.00%, 2/15/20	153,949
		3,270,899
Machinery-Construction & Mining - 0.1%
100	Vander Intermediate Holding II Corp., 9.75%, 2/1/19, PIK (a)(d)	106,750

Media - 1.5%
690	Clear Channel Communications, Inc., 9.00%, 3/1/21 (j)	740,888
€700	Nara Cable Funding Ltd., 8.875%, 12/1/18	1,025,625
$500	Spanish Broadcasting System, Inc., 12.50%, 4/15/17 (a)(d)(j)	557,500
		2,324,013
Metal Fabricate/Hardware - 0.3%
400	Wise Metals Group LLC, 8.75%, 12/15/18 (a)(d)(j)	436,000

Oil, Gas & Consumable Fuels - 1.0%
100	Forbes Energy Services Ltd., 9.00%, 6/15/19	104,250
357	Global Geophysical Services, Inc., 10.50%, 5/1/17 (f)	135,660
900	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)(j)	974,250
	OGX Austria GmbH (a)(d)(f),
2,050	8.375%, 4/1/22 (b)(k) (acquisition cost - $1,701,500; purchased 7/23/12 - 11/20/12)	128,125
1,400	8.50%, 6/1/18	91,000
100	Sierra Hamilton LLC, 12.25%, 12/15/18 (a)(d)	105,125
		1,538,410
Paper & Forest Products - 0.0%
30	Millar Western Forest Products Ltd., 8.50%, 4/1/21	32,175

Pipelines - 1.3%
	NGPL PipeCo LLC (a)(d),
100	7.768%, 12/15/37	96,000
1,500	9.625%, 6/1/19	1,650,000
400	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)	386,000
		2,132,000
Real Estate Investment Trust - 1.5%
2,000	SL Green Realty Corp., 7.75%, 3/15/20 (j)	2,423,970

Retail - 1.8%
£100	Aston Martin Capital Ltd., 9.25%, 7/15/18 (j)	183,206
$2,275	CVS Pass-Through Trust, 5.88%, 1/10/28 (j)	2,563,964
£10	Enterprise Inns PLC, 6.875%, 5/9/25	18,055
		2,765,225
Telecommunications - 2.3%
$1,410	GCI, Inc., 6.75%, 6/1/21 (j)	1,432,031
	Wind Acquisition Finance S.A. (a)(d),
€100	7.00%, 4/23/21	147,713
$2,000	11.75%, 7/15/17	2,066,860
		3,646,604
Transportation - 0.0%
30	Western Express, Inc., 12.50%, 4/15/15 (a)(d)	24,525
Total Corporate Bonds & Notes (cost-$67,207,618)		70,928,983

U.S. GOVERNMENT AGENCY SECURITIES - 16.1%
	Fannie Mae,
351	4.50%, 9/1/25 - 7/1/41, MBS	379,713
511	4.50%, 10/1/33, MBS (j)	555,596
993	5.898%, 3/25/37, CMO, IO (m)	141,329
882	5.998%, 11/25/39, CMO, IO (m)	125,595
12,000	6.00%, MBS, TBA, 30 Year (e)	13,511,252
2,551	6.00%, 8/1/34 - 11/1/36, MBS (j)	2,887,421
1,389	6.148%, 1/25/38, CMO, IO (m)	186,853
985	6.228%, 3/25/37, CMO, IO (m)	147,627
1,599	6.248%, 12/25/37, CMO, IO (j)(m)	230,307
412	6.258%, 6/25/37, CMO, IO (m)	60,050
903	6.288%, 4/25/37, CMO, IO (m)	120,808
1,967	6.298%, 4/25/37, CMO, IO (j)(m)	334,352
382	6.448%, 11/25/35, CMO, IO (m)	54,623
4,222	6.648%, 11/25/36, CMO, IO (j)(m)	796,852
179	7.00%, 12/25/23, CMO	211,793
899	7.048%, 2/25/37, CMO, IO (m)	154,834
48	7.50%, 6/1/32, MBS	50,864
8	7.80%, 6/25/26, ABS (m)	8,174
122	9.752%, 12/25/42, CMO (m)	141,131
290	13.987%, 8/25/22, CMO (b)(j)(m)	343,922
	Freddie Mac,
10,893	0.886%, 10/25/20, CMO, IO (j)(m)	428,469
11,698	1.588%, 12/25/21, IO (j)(m)	989,766
14,806	1.64%, 1/25/19, IO (j)(m)	889,541
14,746	1.672%, 3/25/19, IO (j)(m)	923,507
12,853	1.911%, 5/25/19, IO (j)(m)	949,455
1,485	6.288%, 3/15/37, CMO, IO (m)	208,819
973	6.418%, 9/15/36, CMO, IO (m)	158,191
2,073	6.428%, 9/15/36, CMO, IO (j)(m)	297,571
12	7.00%, 8/15/23, CMO	13,044
Total U.S. Government Agency Securities (cost-$25,125,328)		25,301,459

ASSET-BACKED SECURITIES - 11.1%
29	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, 5.777%, 2/25/33 (m)	496
301	Bayview Financial Asset Trust, 1.102%, 12/25/39 (a)(d)(m)	284,193
2,417	Bear Stearns Asset-Backed Securities I Trust, 22.993%, 3/25/36, CMO (b)(m)	2,671,698
847	Bear Stearns Asset-Backed Securities Trust, 6.50%, 8/25/36	589,512
1,477	Bombardier Capital Mortgage Securitization Corp. Trust, 7.83%, 6/15/30 (m)	903,930
100	Carrington Mortgage Loan Trust, 0.302%, 8/25/36 (m)	63,567
236	Centex Home Equity, 0.602%, 6/25/35 (m)	200,999
	Citigroup Mortgage Loan Trust, Inc.,
276	0.312%, 1/25/37 (m)	182,550
858	5.972%, 1/25/37	529,153
485	Conseco Finance Securitizations Corp., 7.96%, 5/1/31	392,677
	Countrywide Asset-Backed Certificates (m),
214	0.30%, 1/25/37	202,040
150	0.702%, 9/25/34 (a)(d)	143,697
63	Denver Arena Trust, 6.94%, 11/15/19 (a)(b)(d)(k) (acquisition cost - $50,777; purchased 9/24/09)	63,947
797	EMC Mortgage Loan Trust, 1.092%, 5/25/39 (a)(d)(m)	760,653
2,292	Legg Mason MTG Capital Corp., 7.11%, 3/10/21 (a)(b)(g)(k) (acquisition cost - $2,194,308; purchased 1/29/13)	2,308,893
	Lehman XS Trust,
527	5.202%, 5/25/37 (m)	562,257
494	5.42%, 11/25/35	497,056
283	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	285,022
172	Morgan Stanley ABS Capital I, Inc. Trust, 0.212%, 5/25/37 (m)	114,330
27	Quest Trust, 0.272%, 8/25/36 (a)(d)(m)	26,496
	Residential Asset Mortgage Products, Inc. (m),
79	0.832%, 3/25/33	70,900
118	5.572%, 6/25/32	118,040
231	Soundview Home Equity Loan Trust, 0.212%, 11/25/36 (a)(d)(m)	92,227
	South Coast Funding VII Ltd. (a)(d)(m),
16,789	0.49%, 1/6/41, CDO	4,952,885
595	0.49%, 1/6/41, CDO (b)(k) (acquisition cost - $118,032; purchased 8/16/12 - 11/8/12)	175,715
569	Structured Asset Securities Corp., 0.30%, 5/25/36 (m)	545,644
702	Structured Asset Securities Corp. Mortgage Loan Trust, 0.452%, 6/25/35 (m)	613,896
132	Washington Mutual Asset-Backed Certificates, 0.21%, 10/25/36 (m)	61,359
Total Asset-Backed Securities (cost-$15,078,886)		17,413,832

SENIOR LOANS (a)(c)- 4.0%
Aerospace & Defense - 0.1%
199	Sequa Corp., 5.25%, 6/19/17, Term B	197,497

Biotechnology - 0.1%
100	Ikaria, Inc., 8.75%, 2/14/22	101,925

Electric Utilities - 2.4%
3,783	Energy Future Intermediate Holding Co. LLC, 4.25%, 6/19/16	3,812,562

Hotels/Gaming - 0.4%
600	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (b)(k) (acquisition cost - $575,678; purchased 5/1/12 - 7/10/12)	669,000

Media - 0.9%
	Clear Channel Communications, Inc.,
1,000	3.80%, 1/29/16, Term B	994,059
200	6.90%, 1/30/19, Term D	199,525
	Numericable U.S. LLC (e),
92	4.50%, 5/21/20, Term B1	92,334
79	4.50%, 5/21/20, Term B2	79,882
		1,365,800
Oil, Gas & Consumable Fuels - 0.1%
125	OGX, 8.00%, 4/11/15, Term A	103,394
Total Senior Loans (cost-$6,109,632)		6,250,178

Shares
PREFERRED STOCK - 1.4%
Banking - 0.3%
4,000	AgriBank FCB, 6.875%, 1/1/24 (a)(d)(h)(l)	422,875

Electric Utilities - 1.1%
20,550	Entergy Arkansas, Inc., 4.75%, 6/1/18	467,307
4,725	Entergy Louisiana LLC, 4.70%, 6/1/18	104,281
51,375	SCE Trust I, 5.625%, 6/15/17 (h)	1,217,587
		1,789,175
Total Preferred Stock (cost-$2,011,553)		2,212,050

Principal Amount (000s)
MUNICIPAL BONDS - 0.9%
West Virginia - 0.9%
$1,750	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$1,648,480)	1,501,920

U.S. TREASURY OBLIGATIONS - 0.6%
1,000	U.S. Treasury Notes, 1.50%, 8/31/18 (i) (cost-$1,002,166)	1,005,195

SOVEREIGN DEBT OBLIGATIONS - 0.2%
Costa Rica - 0.2%
300	Costa Rica Government International Bond, 7.00%, 4/4/44 (a)(d) (cost-$300,000)	313,200

Units
WARRANTS - 0.0%
Engineering & Construction - 0.0%
1,975	Alion Science and Technology Corp., strike price $0.01, expires 3/15/17 (a)(d)(o) (cost-$20)	20

Principal Amount (000s)
SHORT-TERM INVESTMENTS - 17.3%
U.S. Treasury Obligations (i)(j)(n)- 13.7%
$21,528	U.S. Treasury Bills, 0.028%-0.081%, 8/21/14-12/18/14 (cost-$21,524,961)	21,525,738

U.S. Government Agency Securities (n)- 3.6%
	Fannie Mae Discount Notes,
200	0.086%, 12/17/14	199,944

800	0.122%, 9/24/14	799,943
	Federal Home Loan Bank Discount Notes,
2,300	0.077%, 1/26/15	2,299,067
1,400	0.098%, 9/19/14	1,399,906
	Freddie Mac Discount Notes,
100	0.076%, 10/16/14	99,988
800	0.081%, 11/26/14	799,835
Total U.S. Government Agency Securities (cost-$5,597,771)		5,598,683
Total Short-Term Investments (cost-$27,122,732)		27,124,421

Contracts
OPTIONS PURCHASED (o)- 0.0%
Put Options - 0.0%
145	S&P 500 Index Futures, (CME), strike price $1,850.00, expires 7/18/14 (cost-$145,373)	76,125

Total Investments, before options written (cost-$221,574,679) (p)-160.0%		251,698,723

OPTIONS WRITTEN (o)- (0.5)%
Call Options - (0.5)%
145	S&P 500 Index Futures, (CME), strike price $1,945.00, expires 7/18/14 (premiums received-$735,502)	(721,375)

Total Investments, net of options written (cost-$220,839,177)-159.5%		250,977,348
Other liabilities in excess of other assets-(59.5)%		(93,615,833)
Net Assets-100.0%		$157,361,515

Notes to Schedule of Investments:

*                           Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Centrally cleared swaps and exchange traded futures are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)                   Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $64,817,675, representing 41.2% of net assets.

(b)                   Illiquid.

(c)                    These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on June 30, 2014.

(d)                   144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)                    When-issued or delayed-delivery. To be settled/delivered after June 30, 2014.

(f)                     In default.

(g)                    Fair-Valued—Securities with an aggregate value of $4,958,335, representing 3.2% of net assets.

(h)                   Perpetual maturity. The date shown, if any, is the next call date.  For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(i)                       All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(j)                      All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(k)                   Restricted. The aggregate acquisition cost of such securities is $11,589,582. The aggregate value is $10,469,434, representing 6.7% of net assets.

(l)                       Dividend rate is fixed until the first call date and variable thereafter.

(m)               Variable or Floating Rate Security—Securities with an interest rate that changes periodically.  The interest rate disclosed reflects the rate in effect on June 30, 2014.

(n)                   Rates reflect the effective yields at purchase date.

(o)                   Non-income producing.

(p)                   At June 30, 2014, the cost basis of portfolio securities (before options written) for federal income tax purposes was $221,939,935. Gross unrealized appreciation was $33,867,434; gross unrealized depreciation was $4,830,021; and net unrealized appreciation was $29,037,413. The difference between book and tax cost was attributable to sale-buyback adjustments and wash sale loss deferrals.

(q)                   Futures contracts outstanding at June 30, 2014:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long:	E-mini S&P 500 Index	154	$15,033	9/19/14	$167,434
	S&P 500 Index	126	61,501	9/18/14	758,351
					$925,785

(r)                      Transactions in options written for the three months ended June 30, 2014:

	Contracts	Premiums
Options outstanding, March 31, 2014	149	$874,992
Options written	443	2,392,736
Options terminated in closing transactions	(447)	(2,532,226)
Options outstanding, June 30, 2014	145	$735,502

(s)                     Total return swap agreements on convertible securities outstanding at June 30, 2014:

						Notional	Upfront		Swap Agreements,
Swap			# of		Maturity	Amount	Premiums	Unrealized	at Value
Counterparty	Pay/Receive	Underlying Asset	Units	Financing Rate	Date	(000s)	Paid	Appreciation	Asset	Liability

Deutsche Bank	Receive	OGX Petroleo e Gas Participaceos S.A.	434	Not Applicable, Fully Funded	2/11/15	$181	181,317	$93,455	$274,772	$—

(t)                      Credit default swap agreements outstanding at June 30, 2014:

OTC buy protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)		Termination Date	Payments Made	Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation
Goldman Sachs:
CIFC	$478		†	10/20/20	(4.50)%	$5,313	$—	$5,313
TELOS	1,500		†	10/11/21	(5.00)%	30,764	—	30,764
						$36,077	$—	$36,077

OTC sell protection swap agreements(2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)		Termination Date	Payments Received	Value(5)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Bank of America:
Long Beach Mortgage Loan Trust	$469		†	7/25/33	6.25%	$(247,007)	$—	$(247,007)
Morgan Stanley:
Morgan Stanley Dean Witter	156		†	8/25/32	3.23%	95	(2,931)	3,026
Royal Bank of Scotland:
ABX.HE AA 06-1	2,986		†	7/25/45	0.32%	(643,339)	(1,758,198)	1,114,859
ABX.HE AAA 07-1	2,538		†	8/25/37	0.09%	(584,939)	(1,256,204)	671,265
						$(1,475,190)	$(3,017,333)	$1,542,143

†                           Credit Spread not quoted for asset-backed securities.

(1)                   If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(2)                   If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(3)                   Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)                   This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)                   The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at June 30, 2014 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end.  Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(u)                   Interest rate swap agreements outstanding at June 30, 2014:

OTC swap agreements:

	Notional		Rate Type			Upfront
Swap Counterparty	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Premiums Paid	Unrealized Depreciation
BNP Paribas	BRL3,600	1/4/21	3-Month USD-LIBOR	12.06%	$8,668	$9,700	$(1,032)

Centrally cleared swap agreements:

	Notional		Rate Type			Unrealized
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Appreciation (Depreciation)
Credit Suisse First Boston (CME)	$385,000	6/18/24	3-Month USD-LIBOR	3.00%	$13,908,468	$4,668,468
Credit Suisse First Boston (CME)	382,800	12/17/24	3.00%	3-Month USD-LIBOR	(7,127,365)	(4,895,641)
Deutsche Bank (CME)	129,700	6/19/23	3-Month USD-LIBOR	2.75%	2,929,977	1,362,081
Deutsche Bank (CME)	11,600	6/19/23	3-Month USD-LIBOR	2.75%	262,049	348,469
Goldman Sachs (CME)	203,700	6/19/23	3-Month USD-LIBOR	2.75%	4,601,668	3,234,262
Goldman Sachs (CME)	385,000	6/18/24	3.00%	3-Month USD-LIBOR	(13,908,468)	(19,105,569)
Morgan Stanley (CME)	CAD4,900	6/19/24	3-Month USD-LIBOR	3.30%	265,579	38,007
Morgan Stanley (CME)	2,100	6/20/44	3.50%	3-Month USD-LIBOR	(95,513)	(20,670)
					$836,395	$(14,370,593)

(v)                   OTC total return swap agreements outstanding at June 30, 2014:

Pay/Receive Total Return on Reference Index	Index	# of Units	Floating Rate*	Notional Amount (000s)	Maturity Date	Counterparty	Unrealized Appreciation
Receive	MSCI Daily Total Return EAFE	15,000	1-Month USD-LIBOR plus 0.03%	$77,331	4/28/15	Credit Suisse First Boston	$3,125,109

*                           Floating Rate is based upon predetermined notional amounts, which may be a multiple of the number of units disclosed.

(w)                 Forward foreign currency contracts outstanding at June 30, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value June 30, 2014	Unrealized Appreciation (Depreciation)
Purchased:
35,381 Brazilian Real settling 7/2/14	Bank of America	$16,064	$16,013	$(51)
239,733 Brazilian Real settling 7/2/14	Barclays Bank	108,846	108,501	(345)
36,384 Brazilian Real settling 7/2/14	Goldman Sachs	16,519	16,467	(52)
276,117 Brazilian Real settling 7/2/14	JPMorgan Chase	123,349	124,968	1,619
4,129,733 British Pound settling 7/2/14	Bank of America	7,009,950	7,067,625	57,675
3,270,737 Euro settling 7/2/14	JPMorgan Chase	4,446,567	4,478,621	32,054
39,411,786 Japanese Yen settling 7/2/14	JPMorgan Chase	388,070	389,041	971
Sold:
247,000 Australian Dollar settling 7/2/14	Barclays Bank	229,504	232,909	(3,405)
247,000 Australian Dollar settling 8/5/14	Citigroup	231,541	232,343	(802)
35,381 Brazilian Real settling 7/2/14	Bank of America	16,000	16,013	(13)
239,733 Brazilian Real settling 7/2/14	Barclays Bank	107,119	108,501	(1,382)
36,384 Brazilian Real settling 7/2/14	Goldman Sachs	16,000	16,467	(467)
276,117 Brazilian Real settling 7/2/14	JPMorgan Chase	125,365	124,968	397
276,117 Brazilian Real settling 8/4/14	JPMorgan Chase	122,227	123,800	(1,573)
4,129,733 British Pound settling 8/5/14	Bank of America	7,008,158	7,065,751	(57,593)
4,093,173 British Pound settling 7/2/14	BNP Paribas	6,892,232	7,005,055	(112,823)
28,259 British Pound settling 8/5/14	Citigroup	48,000	48,349	(349)
36,561 British Pound settling 7/2/14	JPMorgan Chase	62,000	62,570	(570)
17,409 Canadian Dollar settling 9/18/14	JPMorgan Chase	16,000	16,284	(284)
170,602 Danish Krone settling 8/13/14	Credit Suisse First Boston	31,000	31,340	(340)
712,000 Euro settling 8/5/14	Barclays Bank	969,040	975,067	(6,027)
57,584 Euro settling 7/2/14	Deutsche Bank	78,000	78,849	(849)
3,213,154 Euro settling 7/2/14	Goldman Sachs	4,400,594	4,399,772	822
35,245 Euro settling 8/5/14	Goldman Sachs	48,000	48,267	(267)
3,271,000 Euro settling 8/5/14	JPMorgan Chase	4,447,457	4,479,554	(32,097)
480,594 Hong Kong Dollar settling 7/23/14	Morgan Stanley	62,000	61,991	9
55,382 Israeli Shekel settling 9/5/14	Citigroup	16,000	16,133	(133)
4,800,786 Japanese Yen settling 7/2/14	Barclays Bank	47,000	47,389	(389)
3,260,860 Japanese Yen settling 8/5/14	Credit Suisse First Boston	32,000	32,197	(197)
34,611,000 Japanese Yen settling 7/2/14	JPMorgan Chase	339,823	341,651	(1,828)
39,411,786 Japanese Yen settling 8/5/14	JPMorgan Chase	388,157	389,139	(982)
96,202 Norwegian Krone settling 8/13/14	Credit Suisse First Boston	16,000	15,659	341
38,873 Singapore Dollar settling 9/2/14	Goldman Sachs	31,000	31,176	(176)
189,168 Swedish Krona settling 8/13/14	Barclays Bank	29,103	28,298	805
205,957 Swedish Krona settling 8/13/14	Deutsche Bank	31,000	30,810	190
164,000 Swiss Franc settling 8/13/14	Barclays Bank	186,589	184,999	1,590
				$(126,521)

(x)                   At June 30, 2014, the Fund held $2,900,000 in cash as collateral and pledged cash collateral of $27,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy. As part of the cash collateral held, $70,000 was segregated in the Fund’s name, at a third party, but cannot be invested by the Fund.

(y)                   Open reverse repurchase agreements at June 30, 2014:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	(0.40)%	6/17/14	6/16/16	$2,859,555	$2,860,000
	0.40	6/23/14	7/24/14	523,046	523,000
	0.40	6/25/14	7/25/14	3,524,235	3,524,000
	0.45	6/19/14	7/18/14	1,334,664	1,334,465
	0.45	6/23/14	7/24/14	941,094	941,000
	0.55	6/2/14	7/8/14	824,365	824,000
	0.55	6/3/14	7/9/14	1,313,562	1,313,000
	0.55	6/23/14	7/24/14	3,404,416	3,404,000
	0.60	5/13/14	8/13/14	2,428,982	2,427,000
	0.65	4/21/14	7/21/14	7,215,238	7,206,000
	0.65	5/5/14	8/5/14	1,856,909	1,855,000
	0.65	6/2/14	7/8/14	2,870,502	2,869,000
	0.65	6/19/14	9/18/14	1,068,231	1,068,000
	0.65	6/23/14	7/24/14	1,873,271	1,873,000
	1.377	4/29/14	7/29/14	1,076,588	1,074,000
	1.377	6/3/14	9/4/14	2,263,422	2,261,000
	1.379	4/24/14	7/24/14	5,064,157	5,051,000
Credit Suisse First Boston	0.75	5/2/14	12/31/14	216,896	216,749
	0.90	5/2/14	7/16/14	174,204	173,950
Deutsche Bank	0.50	5/28/14	8/27/14	4,827,278	4,825,000
	0.52	5/5/14	8/5/14	1,473,212	1,472,000
	0.59	4/29/14	7/29/14	1,067,101	1,066,000
	0.59	5/5/14	8/5/14	1,080,008	1,079,000
	0.59	5/28/14	8/27/14	721,402	721,000
	0.59	6/17/14	9/17/14	2,162,496	2,162,000
Goldman Sachs	0.20	6/19/14	7/14/14	3,344,223	3,344,000
Morgan Stanley	0.65	5/2/14	7/23/14	378,897	378,493
	1.15	5/6/14	8/6/14	4,763,506	4,755,000
	1.15	6/18/14	9/18/14	4,137,718	4,136,000
	1.15	6/23/14	9/23/14	896,229	896,000
Royal Bank of Canada	0.45	6/3/14	9/4/14	3,193,117	3,192,000
	0.54	5/5/14	7/29/14	2,139,828	2,138,000
	0.55	6/3/14	9/4/14	3,124,336	3,123,000
	0.93	5/23/14	8/22/14	4,505,535	4,501,000
	1.33	6/30/14	1/2/15	1,718,000	1,718,000
					$80,304,657

(z)                    The weighted average daily balance of reverse repurchase agreements during the three months ended June 30, 2014 was $77,215,007, at a weighted average interest rate of 0.72%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at June 30, 2014 was $93,500,923.

Glossary:

ABS - Asset-Backed Securities

ABX.HE - Asset-Backed Securities Index Home Equity

BRL - Brazilian Real

£ - British Pound

CAD - Canadian Dollar

CDO - Collateralized Debt Obligation

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

EAFE - Europe and Australia, Far East Equity Index

€ - Euro

FRN - Floating Rate Note

IO - Interest Only

LIBOR - London Inter-Bank Offered Rate

MBIA - insured by MBIA Insurance Corp.

MBS - Mortgage-Backed Securities

MSCI - Morgan Stanley Capital International

OTC - Over-the-Counter

PIK - Payment-in-Kind

PO - Principal Only

TBA - To Be Announced

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the three months ended June 30, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with accounting principles generally accepted in the United States of America.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Total Return Swaps — OTC total return swaps are valued by independent pricing services using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable, the values of OTC total return swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at June 30, 2014 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 6/30/14
Investments in Securities - Assets
Mortgage-Backed Securities	$—	$98,492,393	$1,078,947	$99,571,340
Corporate Bonds & Notes:
Airlines	—	1,701,517	2,359,896	4,061,413
Diversified Financial Services	—	14,692,283	900,000	15,592,283
Insurance	—	5,021,057	1,111,385	6,132,442
All Other	—	45,142,845	—	45,142,845
U.S. Government Agency Securities	—	25,301,459	—	25,301,459
Asset-Backed Securities	—	9,976,339	7,437,493	17,413,832
Senior Loans:
Hotels/Gaming	—	—	669,000	669,000
Oil, Gas & Consumable Fuels	—	—	103,394	103,394
All Other	—	5,477,784	—	5,477,784
Preferred Stock:
Banking	—	422,875	—	422,875
Electric Utilities	1,789,175	—	—	1,789,175
Municipal Bonds	—	1,501,920	—	1,501,920
U.S. Treasury Obligations	—	1,005,195	—	1,005,195
Sovereign Debt Obligations	—	313,200	—	313,200
Warrants	—	20	—	20
Short-Term Investments	—	27,124,421	—	27,124,421
Options Purchased:
Market Price	—	76,125	—	76,125
	1,789,175	236,249,433	13,660,115	251,698,723
Investment in Securities - Liabilities
Options Written, at value:
Market Price	—	(721,375)	—	(721,375)
Other Financial Instruments* - Assets
Credit Contracts	—	1,825,227	93,455	1,918,682
Foreign Exchange Contracts	—	96,473	—	96,473
Interest Rate Contracts	—	9,651,287	—	9,651,287
Market Price	925,785	3,125,109	—	4,050,894
	925,785	14,698,096	93,455	15,717,336
Other Financial Instruments* - Liabilities
Credit Contracts	—	(247,007)	—	(247,007)
Foreign Exchange Contracts	—	(222,994)	—	(222,994)
Interest Rate Contracts	—	(24,022,912)	—	(24,022,912)
	—	(24,492,913)	—	(24,492,913)
Totals	$2,714,960	$225,733,241	$13,753,570	$242,201,771

At June 30, 2014, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended June 30, 2014, was as follows:

	Beginning Balance 3/31/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 6/30/14
Investments in Securities - Assets
Mortgage-Backed Securities	$1,293,932	$10,053	$(230,650)	$(119)	$(882)	$6,613	$—	$—	$1,078,947
Corporate Bonds & Notes:
Airlines	2,438,422	—	(69,034)	—	—	(9,492)	—	—	2,359,896
Capital Markets	2,983,246	1,200,241	—	—	—	36,031	—	(4,219,518)	—
Diversified Financial Services	—	882,000	—	321	—	17,679	—	—	900,000
Insurance	—	1,100,000	—	—	—	11,385	—	—	1,111,385
Oil, Gas & Consumable Fuels	258,750	—	—	—	—	(39,625)	—	(219,125)	—
Asset-Backed Securities	6,628,072	—	(221,787)	37,505	147,070	846,633	—	—	7,437,493
Senior Loans:
Hotels/Gaming	663,000	—	—	1,094	—	4,906	—	—	669,000
Oil, Gas & Consumable Fuels	—	102,454	—	4,766	—	(3,826)	—	—	103,394
	14,265,422	3,294,748	(521,471)	43,567	146,188	870,304	—	(4,438,643)	13,660,115
Other Financial Instruments * - Assets
Credit Contracts	4,123	—	—	—	—	89,332	—	—	93,455
Totals	$14,269,545	$3,294,748	$(521,471)	$43,567	$146,188	$959,636	$—	$(4,438,643)	$13,753,570

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2014:

	Ending Balance at 6/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities - Assets
Mortgage-Backed Securities	$638,057	Benchmarked Pricing	Security Price Reset	$106.56
	440,890	Third-Party Pricing Vendor	Single Broker Quote	$99.53
Corporate Bonds & Notes	2,359,896	Third-Party Pricing Vendor	Single Broker Quote	$110.50 - $113.75
	900,000	Analytical Model	Broker Quotes	$100.00
	1,111,385	Benchmarked Pricing	Security Price Reset	$101.04
Asset-Backed Securities	2,308,893	Analytical Model	Estimated Recovery Value	$100.75
	5,128,600	Third-Party Pricing Vendor	Single Broker Quote	$29.50
Senior Loans	772,394	Third-Party Pricing Vendor	Single Broker Quote	$83.00 - $111.50
Other Financial Instruments * - Assets
Credit Contracts	93,455	Analytical Model	Estimated Recovery Value	$151.54

* Other financial instruments are derivatives, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

** Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at June 30, 2014 was $1,024,656.

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Global StocksPLUS® & Income Fund

By	/s/ Julian Sluyters
Julian Sluyters President & Chief Executive Officer

Date: August 22, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna Treasurer, Principal Financial & Accounting Officer

Date:	August 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Julian Sluyters
Julian Sluyters
President & Chief Executive Officer

Date: August 22, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	August 22, 2014